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Dear Shareholder:

     We are pleased to present the quarterly report for The Italy Fund Inc. ("Fund") for the three months ended April 30, 1998. As of that date, the Fund's net asset value ("NAV") per share was $17.19, which represented an 18.63% increase during the Fund's fiscal first quarter. This performance compares unfavorably versus the 22.4% rise over the same time period in the BCI Index (Banco Commerciale Italiana), a widely followed Italian index that includes all the securities listed on the Milan Stock Exchange. As of April 30, 1998 the Fund's total net assets were approximately $163 million.

     In addition to nominating auditors and directors, the Fund's Board of Directors recently recommended that shareholders approve changing the Fund's sub-classification under the Investment Company Act of 1940 ("1940 Act") in order to give the portfolio manager maximum flexibility in managing the portfolio. We are pleased to report that at the shareholder meeting held on May 13, 1998, the proposal passed. The Fund, under the 1940 Act, has been converted to a non-diversified fund.

Political Overview

     Italian officials and Premier Romano Prodi's coalition government deserve credit for tackling Italy's massive public debt, lowering interest rates and trimming the deficit. These and other actions resulted in Italy formally joining the 11-country European Monetary Union ("EMU") this April. As late as 1997, many investment professionals doubted that Italy would be admitted into the EMU. However, Prodi made good on his pledge to either get Italy into the EMU or resign. In addition, Prodi's coalition government is the third longest lasting in Italy since World War II, a much welcome sign of political stability in Italy.

     At the same time, significant challenges remain for the Prodi government and long-term structural reforms continue to be elusive. Italy's debt ratio of roughly 121% of Gross Domestic Product ("GDP") is twice the level mandated by the single currency treaty while unemployment in Italy remains at a stubborn 12%.

     Prodi's government maintains it can continue to demonstrate fiscal responsibility despite the significant challenges that Italy faces after the public euphoria over EMU admission fades away. Yet Prodi's dependence on the minority Communist party as the swing vote for the government on major issues may be a challenge that even Prodi may not be able to overcome.

Economic Overview

     Our analysts in Europe expect that easier monetary policy in Italy should lift GDP growth well above consensus estimates. At the same time, strong economic growth and low interest rates should help to lower the Italian deficit in the early years of the EMU.

--------------------------------------------------------------------------------

Four Reasons Why We're Still Bullish on Italian Stocks...

     1. The successes of recent privatizations have created a real shareholder culture in Italy.

     2. Our analysts in Europe believe that short-term rates in Italy will converge gradually with those of core Europe over the coming months, making Italian bonds less attractive than Italian stocks.

     3. The Italian Government has responded well to pressure from other European central banks to reduce its high debt ratios and maintain a long-term commitment to fiscal responsibility. At a recent EU finance ministers (ECOFIN) meeting, Italian Treasury and Finance Minister Carlo Azeglio Ciampi reportedly pledged to reduce Italy's debt ratio to 100% of GDP from the current 121.6% of GDP within six years.

     4. Despite the record climb in Italy's stock market recently, many foreign investors still don't have any meaningful exposure in Italian stocks. Any increased interest could exert a positive influence on Italian stock prices over the long term.

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However, it remains to be seen whether the Prodi government will commit to using any revenue windfalls in the coming years to reduce the public deficit if Italy's economic growth remains strong.

     Yet our analysts think that the current degree of fiscal pressure appears to be manageable in Italy. Fiscal restraint over the past decade has boosted Italy's primary surplus well above the EMU-11 1997 average of 2.6% of GDP. Moreover, Italy's decline in real funding costs within the euro zone is a major advantage in further consolidating debt. However, pledges to reduce debt faster than planned in order to reach the 60% milestone within the 10-year time period under consideration by the Bundesbank and the European Monetary Institution ("EMI") might not be attainable. New fiscally responsible initiatives in Italy may be stalled due to the fragility of the Prodi coalition, high taxes and the significant fiscal tightening since the early 1990s.

     Aggressive privatization in Italy could accelerate debt reduction. In 1997, privatization proceeds reached 35 trillion lire (i.e. 1 3/4% of GDP). While the scope of privatizations in Italy has been impressive, the large state presence in its economy means there is still room for significant additional privatization.

Investment Strategies

     As noted in our previous shareholder reports, the Fund significantly outperformed the major Italian indices in 1996, but lagged in 1997. We believe that the Fund's underperformance during that period was caused in part because of the Fund's status as a diversified investment company under the 1940 Act. As a diversified investment company, no more than 25% of the Fund's total assets may be invested in the securities of single issuers which exceed 5% of the Fund's total assets. The diversification rule limited the Fund's ability to invest in stocks that outperformed the major indices. In fact, a significant number of country-specific funds are non-diversified because they, like the Fund, invest in highly concentrated stock markets.

     The Italian stock market pushed into record territory in the first quarter of 1998 fueled by a more favorable outlook for interest rates, continued healthy inflows into Italian mutual funds and an outbreak of merger mania in the banking industry. After the major Italian stock indices reached record highs in early April, the market retreated by 10%. The Fund gave back a bit more than the 10% decline of the indices during the last three weeks of April due to a sharp drop in savings shares (which made up roughly 14% of the Fund's portfolio versus approximately 6% in the BCI Index.) Another reason for the Fund's relative underperformance was the relative outperformance of Telecom Italia Mobile (Europe's largest cellular network provider) versus the BCI Index during this period (i.e., the Fund owned a lower ratio of Telecom Italia Mobile as compared to its coincident weight in the major indices during this time).

     During the reporting period, the Fund slightly increased its weighting in the insurance industry (15.8% to 18.0%) while reducing its weighting in the banking industry (18.2% to 15.8%). While merger mania has swept Italy's banking industry and has caused this sector to soar to new heights, we don't think the condition of Italy's banking industry justifies current valuations. As we stated in our last report, just because one bad bank combines with another bad bank, there are no guarantees that the new enterprise will be healthy and ultimately successful.

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     In closing, thank you for your continued confidence in our investment management approach. We look forward to serving your investment needs for many years to come.



Sincerely,

/s/ HEATH B. MCLENDON              /s/ MARIO D'URSO

Heath B. McLendon                  Mario d'Urso
Chairman                           President


/s/ REIN W. VAN DER DOES

Rein W. van der Does
Vice President and
Investment Officer

May 28, 1998

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--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Policy!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investing puts time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A complete description of the Fund's Plan begins on page 16. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investment Services Group, Inc. ("First Data"), dividend paying agent under the Plan, will buy common stock for your account in the open market or on the New York Stock Exchange.

If First Data begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the greater of the Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Dividend Reinvestment Plan and about how you can participate, please call First Data at (800) 331-1710.

--------------------------------------------------------------------------------


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                      THE ITALY FUND'S SECTORIAL STRUCTURE*
                           APRIL 30, 1998 (unaudited)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Automotive                                               7.1%
Banking                                                 15.8%
Broadcasting                                             1.6%
Construction                                             1.9%
Consumer Cyclical - Textiles                             2.5%
Consumer Staples - Food                                  5.3%
Consumer Staples - Retail                                3.4%
Energy - Exploration                                     2.5%
Energy - International                                   9.4%
Engineering                                              2.0%
Holding Companies                                        1.4%
Insurance                                               18.0%
Miscellaneous                                            1.9%
Telecommunications - Wireless                            7.0%
Telecommunications - Telephone                          18.3%
Time Deposit                                             0.9%
Utilities                                                1.0%


                          BCI INDEX SECTORIAL STRUCTURE
                           APRIL 30, 1998 (unaudited)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Automotive                                               6.2%
Banking                                                 27.4%
Construction                                             2.0%
Consumer Products                                        1.6%
Energy                                                  13.3%
Engineering                                              2.4%
Food                                                     2.0%
Insurance                                               16.0%
Miscellaneous                                            2.1%
Telecommunications                                      24.3%
Textiles                                                 2.2%
Utilities                                                0.5%


*As a percentage of total investments.


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THE ITALY FUND INC.
Schedule of Investments as of April 30, 1998 (unaudited)
================================================================================

   Shares             Security                                          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- 99.1%
--------------------------------------------------------------------------------
Automotive -- 7.1%
    181,250        Brembo S.p.A.                                     $ 2,443,057
  1,000,000        Pirelli S.p.A. @                                    3,302,011
  1,525,000        Sogefi S.p.A.                                       5,853,170
                                                                     -----------
                                                                      11,598,238
                                                                     -----------
Banking -- 15.8%
  1,100,000        Banca Fideuram S.p.A.                               7,039,081
    150,000        Banca Popolare di
                     Brescia @                                         2,298,400
    900,000        Banca Popolare di Milano                            8,236,349
    500,000        Istituto Mobiliare
                     Italiano S.p.A. @                                 8,142,159
                                                                     -----------
                                                                      25,715,989
                                                                     -----------
Broadcasting -- 1.6%
    400,000        Mediaset S.p.A.                                     2,616,552
                                                                     -----------
Construction -- 1.9%
    600,000        Unicem S.p.A.
                     di Risp NC * @                                    3,115,212
                                                                     -----------
Consumer Cyclical - Textiles -- 2.5%
     20,000        Fila Holding S.p.A.
                     ADR @                                               475,000
     45,000        Gucci Group N.V. -- NY
                     Registered Shares                                 2,095,312
    400,000        Ittierre Holding S.p.A.                             1,578,148
                                                                     -----------
                                                                       4,148,460
                                                                     -----------
Consumer Staples - Food -- 5.3%
    544,027        Autogrill S.p.A.                                    3,762,857
  2,212,000        Parmalat Finanziaria
                     S.p.A. @                                          4,960,911
                                                                     -----------
                                                                       8,723,768
                                                                     -----------
Consumer Staples - Retail -- 3.4%
     50,000        Industrie Natuzzi
                     S.p.A. ADR                                        1,284,375
    500,000        La Rinascente S.p.A.
                     di Risp NC *                                      2,582,465
    260,000        Recordati S.p.A.
                     di Risp NC *                                      1,615,068
                                                                     -----------
                                                                       5,481,908
                                                                     -----------
Energy Exploration -- 2.5%
    700,000        Saipem S.p.A. @                                     4,010,496
                                                                     -----------
Energy - International -- 9.4%
  2,300,000        Ente Nazionale
                     Idrocarburi S.p.A. @                             15,407,319
                                                                     -----------
Engineering -- 2.0%
    180,000        Danieli & Co.                                       1,792,939
    266,750        Danieli & Co. di Risp NC *                          1,419,144
    446,750        Danielli & Co. Rights,
                     Expire 5/19/98 #                                    117,741
                                                                     -----------
                                                                       3,329,824
                                                                     -----------
Holding Companies -- 1.4%
  2,700,000        Holding Di Partecipazioni
                     Industriali S.p.A. @                              2,334,377
                                                                     -----------
Insurance -- 18.0%
    450,000        Alleanza Assicurazioni
                     S.p.A. @                                          5,674,680
    240,000        Assicurazioni Generali
                     S.p.A.                                            7,185,846
  3,300,000        Instituto Nazionale Delle
                     Assicurazioni @                                   9,840,683
    425,700        Riunione Adriatica
                     di Sicurta S.p.A. @                               6,742,682
                                                                     -----------
                                                                      29,443,891
                                                                     -----------


                       See Notes to Financial Statements.


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THE ITALY FUND INC.
Schedule of Investments as of April 30, 1998 (unaudited) (continued)
================================================================================

      Shares               Security                                      Value
--------------------------------------------------------------------------------
Miscellaneous -- 1.9%
      200,000        Aeroporti di Roma S.p.A.                         $2,807,415
      850,000        Europa Investimenti #+                              215,863
                                                                      ----------
                                                                       3,023,278
                                                                     -----------
Telecommunications - Telephone -- 18.3%
    2,064,440        Telecom Italia S.p.A. @                          15,547,815
    2,724,500        Telecom Italia S.p.A.
                     di Risp NC *                                     14,359,381
                                                                     -----------
                                                                      29,907,196
                                                                     -----------
Telecommunications - Wireless -- 7.0%
    1,976,000        Telecom Italia Mobile
                      S.p.A. @                                        11,316,613
                                                                     -----------
Utilities -- 1.0%
      356,000        Italgas S.p.A. @                                  1,647,852
                                                                     -----------
                     TOTAL COMMON
                     STOCK
                     (Cost -- $89,236,361)                           161,820,973
                                                                     ===========

 Face Amount ++            Security                                     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.9%
--------------------------------------------------------------------------------
2,500,000,000        Chase Manhattan 5.25%
                       due 5/4/98
                     (Cost-- $1,405,718)                             $ 1,410,876
                                                                     -----------
                     TOTAL INVESTMENTS
                     AT VALUE -- 100%
                     (Cost -- $90,642,079**)                        $163,231,849
                                                                    ===========

----------
@    A portion of this security is on loan (See Note 7).
*    Risp NC -- Risparmio Non-Convertible (non-convertible savings shares).
#    Non-income producing security.
+    Restricted security (See Note 4).
++   Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


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THE ITALY FUND INC.
Statement of Assets and Liabilities
April 30, 1998 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost--$90,642,079) ..........................   $ 163,231,849
   Foreign currency (Cost--$69,301) ...................................          69,399
   Cash ...............................................................          42,581
   Collateral for securities loaned (Note 7) ..........................      72,465,145
   Dividends and interest receivable ..................................         204,386
                                                                          -------------
   Total Assets .......................................................     236,013,360
                                                                          -------------

LIABILITIES:
   Payable for securities loaned (Note 7) .............................      72,465,145
   Management fees payable ............................................         136,121
   Accrued expenses ...................................................          82,730
                                                                          -------------
   Total Liabilities ..................................................      72,683,996
                                                                          -------------
Total Net Assets ......................................................   $ 163,329,364
                                                                          =============
NET ASSETS:
   Par value of capital shares ........................................   $      95,031
   Capital paid in excess of par value ................................      94,826,379
   Overdistributed net investment income ..............................        (619,829)
   Accumulated net realized loss from security transactions ...........      (3,539,509)
   Net unrealized appreciation of investments and foreign currencies ..      72,567,292
                                                                          -------------

Total Net Assets
   (Equivalent to $17.19 a share on 9,503,089 shares of $0.01 par value
     outstanding; 20,000,000 shares authorized) .......................   $ 163,329,364
                                                                          =============


                       See Notes to Financial Statements.


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THE ITALY FUND INC.
Statement of Operations
For the Three Months Ended April 30, 1998 (unaudited)
================================================================================

INVESTMENT INCOME:
   Dividends ..................................................    $     80,249
   Interest ...................................................          77,970
   Less: Foreign withholding tax ..............................         (12,037)
                                                                   ------------
   Total Investment Income ....................................         146,182
                                                                   ------------

EXPENSES:
   Management fees (Note 2) ...................................         369,091
   Directors' fees ............................................          30,480
   Custody ....................................................          30,480
   Audit and legal ............................................          17,068
   Shareholder communications .................................          12,192
   Shareholder and system servicing fees ......................          11,582
   Other ......................................................           1,801
                                                                   ------------
   Total Expenses .............................................         472,694
                                                                   ------------
Net Investment Loss ...........................................        (326,512)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain From:
     Security transactions (excluding short-term securities) ..       2,676,027
     Foreign currency transactions ............................          17,509
                                                                   ------------
   Net Realized Gain ..........................................       2,693,536
                                                                   ------------
   Change in Net Unrealized Appreciation of Investments
   and Foreign Currencies:
     Beginning of period ......................................      49,316,646
     End of period ............................................      72,567,292
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................      23,250,646
                                                                   ------------
Net Gain on Investments and Foreign Currencies ................      25,944,182
                                                                   ------------
Increase in Net Assets From Operations ........................    $ 25,617,670
                                                                   ============


                       See Notes to Financial Statements.

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THE ITALY FUND INC.

                                                                 Three Months
                                                                    Ended           Year
                                                                   4/30/98          Ended
Statements of Changes in Net Assets                              (unaudited)       1/31/98
=============================================================================================
OPERATIONS:
   Net investment income (loss) ............................   $    (326,512)   $     693,769
   Net realized gain .......................................       2,693,536          737,808
   Increase in net unrealized appreciation .................      23,250,646       23,037,449
                                                               -------------    -------------
   Increase in Net Assets From Operations ..................      25,617,670       24,469,026
                                                               -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................              --         (190,062)
                                                               -------------    -------------
   Decrease in Net Assets From Distributions to Shareholders              --         (190,062)
                                                               -------------    -------------
Increase in Net Assets .....................................      25,617,670       24,278,964

NET ASSETS:
   Beginning of period .....................................     137,711,694      113,432,730
                                                               -------------    -------------
   End of period* ..........................................   $ 163,329,364    $ 137,711,694
                                                               =============    =============
*Includes overdistributed net investment income of: ........   $    (619,829)   $    (310,826)
                                                               =============    =============


                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited)
================================================================================

     1.   Significant Accounting Policies


     The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, overdistributed net investment income of $110,310 has been reclassified to paid-in capital at January 31, 1998. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     At April 30, 1998, there were no open forward foreign currency contracts.

     2.   Management Agreement and Transactions with Affiliated Persons

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

     All officers (except one) and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.


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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

     3.   Securities Transactions

     During the three months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                             $5,269,891
--------------------------------------------------------------------------------
Sales                                                                  6,963,889
================================================================================

     At April 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $ 74,738,993
Gross unrealized depreciation                                        (2,149,223)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 72,589,770
===============================================================================

     4.   Securities Valued by the Fund's Board of Directors

     Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows the security valued by the Fund's Board of
Directors:

                          Number of   Acquisition      4/30/98     Value Per  Percentage of
     Security              Shares        Date         Fair Value     Unit       Net Assets     Cost
     --------             --------    -----------     ----------   --------   ------------   --------
Europa Investimenti       850,000       7/2/91         $215,863      $0.25       0.13%       $623,396

     5.   Capital Loss Carryforwards

     At January 31, 1998, the Fund had, for Federal income tax purposes, approximately $6,216,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                           2002            2004          2005
                                        ----------      ----------      --------
Carryforward Amounts .................  $1,011,000      $5,027,000      $178,000
                                        ==========      ==========      ========

     6.   Concentration of Risk

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.


                                       12
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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

     7.   Lending of Portfolio Securities

     The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At April 30, 1998, the Fund loaned common stocks having a value of approximately $70,862,964 and holds the following collateral for loaned securities:

Securities Description                                                   Value
================================================================================
Time Deposits:
   UBS Grand Cayman, 5.625% due 5/1/98                               $ 3,395,527
   Svenska Grand Cayman, 5.625% due 5/1/98                             3,395,527
   Deutsche Bank G.C., 5.625% due 5/1/98                               3,395,527
   Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                      3,395,527
   Bank of Montreal, 5.625% due 5/1/98                                 3,395,527
Repurchase Agreements:
   CS First Boston, 5.570% due 5/1/98                                 14,336,671
   Merrill Lynch, 5.625% due 5/1/98                                    4,904,651
   J.P. Morgan Securities, 5.580% due 5/1/98                          10,440,180
   NationsBanc Montgomery Securities Inc., 5.6125% due 5/1/98         11,469,337
   Bear Stearns, 5.600% due 5/1/98                                    14,336,671
--------------------------------------------------------------------------------
Total                                                                $72,465,145
================================================================================


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THE ITALY FUND INC.
Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each year; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                 1998(1)         1998         1997        1996        1995         1994(2)
==========================================================================================================================
Net Asset Value, Beginning of Period .......     $14.49         $11.94        $9.56        $9.82       $9.84         $8.43
                                               --------       --------     --------     --------    --------      --------
Income (Loss) From Operations:
   Net investment income (loss) ............      (0.03)          0.07         0.10         0.15        0.09          0.12
   Net realized and unrealized gain (loss) .       2.73           2.50         2.52        (0.39)       0.06          1.72
                                               --------       --------     --------     --------    --------      --------
Total Income (Loss) From Operations ........       2.70           2.57         2.62        (0.24)       0.15          1.84
                                               --------       --------     --------     --------    --------      --------
Dilution in NAV From Rights Offering .......         --             --           --           --          --         (0.32)
                                               --------       --------     --------     --------    --------      --------
Offering Expenses Charged to Paid-in Capital         --             --           --           --          --         (0.03)
                                               --------       --------     --------     --------    --------      --------
Less Distributions From:
   Net investment income ...................         --          (0.02)       (0.24)       (0.02)      (0.17)        (0.07)
   Capital .................................         --             --           --           --          --         (0.01)
                                               --------       --------     --------     --------    --------      --------
Total Distributions ........................         --          (0.02)       (0.24)       (0.02)      (0.17)        (0.08)
                                               --------       --------     --------     --------    --------      --------
Net Asset Value, End of Period .............     $17.19         $14.49       $11.94        $9.56       $9.82         $9.84
                                               ========       ========     ========     ========    ========      ========
Market Value, End of Period ................    $14.563        $12.125      $10.000       $8.250      $8.750       $12.375
                                               ========       ========     ========     ========    ========      ========
Total Return, Based on Market Value ........      20.08%++       21.53%       24.49%       (5.51)%    (27.90)%     40.54%#
                                               ========       ========     ========     ========    ========      ========
Total Return, Based on Net Asset Value** ...      18.63%++       21.59%       28.27%       (2.43)%     (3.68)%       33.04%
                                               ========       ========     ========     ========    ========      ========
Net Assets, End of Period (000's) ..........   $163,329       $137,712     $113,433      $90,841     $93,347       $93,518
                                               ========       ========     ========     ========    ========      ========
Ratios to Average Net Assets:
   Net investment income ...................      (0.82)%+        0.61%        0.97%        1.12%       0.85%         1.30%
   Expenses(3) .............................       1.18+          1.29         1.42         1.42        1.69          1.69

Portfolio Turnover Rate ....................          3%            16%          47%          58%         42%           46%

Average commissions per share paid on
   equity transactions(4) ..................      $0.01          $0.01        $0.01        $0.00*         --            --

----------
(1)  For the three months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
*    Amount represents less than $0.01.
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.


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THE ITALY FUND INC.
Quarterly Results of Operations (unaudited)
================================================================================

                                                                           Net Realized
                                                                          and Unrealized           Net Increase
                                                                          Gain (Loss) on          (Decrease) in
                            Investment           Net Investment          Investments and            Net Assets
                             Income              Income (Loss)          Foreign Currencies        From Operations
                             ------              -------------          ------------------        ---------------
Quarter Ended           Total    Per Share     Total    Per Share      Total     Per Share       Total    Per Share
-------------           -----    ---------     -----    ---------      -----     ---------       -----    ---------
April 30, 1993 ....  $  208,399   $0.03     $  (22,200)   $0.00    $   (633,996)   $(0.10)  $  4,646,508    $0.73
July 31, 1993 .....   1,164,578    0.19        946,601     0.14        (673,685)   (0.10)      2,566,981     0.41
October 31, 1993 ..     231,050    0.04        (51,313)   (0.01)       (330,679)   (0.05)      1,139,682     0.17
January 31, 1994 ..     163,184    0.03       (104,964)   (0.01)     (1,350,029)   (0.21)      4,843,089     0.53
April 30, 1994 ....     262,201    0.03         37,867     0.01         376,390     0.04      21,587,589     2.27
July 31, 1994 .....   1,568,187    0.17        933,702     0.10       2,317,766     0.24     (12,011,879)   (1.26)
October 31, 1994 ..     275,691    0.03         19,893     0.00         578,197     0.06      (6,426,246)   (0.68)
January 31, 1995 ..     396,171    0.04       (152,088)   (0.02)     (2,089,977)   (0.22)     (1,682,024)   (0.18)
April 30, 1995 ....     252,540    0.03        (74,178)   (0.01)     (1,556,369)   (0.16)     (6,441,384)   (0.68)
July 31, 1995 .....   1,539,509    0.16      1,141,497     0.12      (1,724,100)   (0.18)      4,471,408     0.47
October 31, 1995 ..     287,963    0.03        (81,879)   (0.01)       (172,867)   (0.02)     (6,926,030)   (0.72)
January 31, 1996 ..     282,141    0.03        145,834     0.02        (210,636)   (0.02)      6,579,545     0.69
April 30, 1996 ....     176,114    0.02       (188,803)   (0.02)     (1,589,084)   (0.16)     (1,777,887)   (0.18)
July 31, 1996 .....   1,944,252    0.20      1,539,905     0.16       2,953,107     0.31       4,493,012     0.47
October 31, 1996 ..      57,105    0.01       (336,620)   (0.04)      3,116,522     0.33       2,779,902     0.29
January 31, 1997 ..     144,366    0.02        (69,967)   (0.01)     19,447,803     2.05      19,377,836     2.04
April 30, 1997 ....     106,945    0.01       (238,794)   (0.03)    (11,469,551)   (1.21)    (11,708,345)   (1.24)
July 31, 1997 .....   1,945,510    0.20      1,591,023     0.17       8,346,576     0.88       9,937,599     1.05
October 31, 1997 ..      18,406    0.00       (364,305)   (0.04)      5,549,880     0.59       5,185,575     0.55
January 31, 1998 ..      79,657    0.01       (294,155)   (0.03)     21,348,352     2.24      21,054,197     2.21
April 30, 1998 ....     146,182    0.02       (326,512)   (0.03)     25,944,182     2.73      25,617,670     2.70


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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as dividend-paying agent under the Plan, unless the shareholder informs First Data that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

     The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

     Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.


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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

     Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


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                               THE ITALY FUND INC.

--------------------------------------------------------------------------------
      INVESTMENT MANAGER AND                         OFFICERS
      ADMINISTRATOR                            Heath B. McLendon
                                                  Chairman of the Board
      Mutual Management Corp.
      388 Greenwich Street                     Mario d'Urso
      New York, New York 10013                    President

      ADVISORY BOARD                           Lewis E. Daidone
                                                  Senior Vice President
      Andrea Farace                               and Treasurer
      Pierre Henchoz
      Dott. Pietro Manes                       Rein W. van der Does
                                                  Vice President
      DIRECTORS                                   and Investment Officer

      Heath B. McLendon                        Irving P. David
      Paolo M. Cucchi                             Controller
      Alessandro C. di Montezemolo
      Dr. Paul R. Hardin                       Christina T. Sydor
      George M. Pavia                             Secretary
      Mario d'Urso
      James J. Crisona, Emeritus
--------------------------------------------------------------------------------


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                                                             THE ITALY FUND INC.
======================================================================[LOGO] ITA


--------------------------------------------------------------------------------
This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------


                               THE ITALY FUND INC.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-6082
                                  FD01141 6/98


Quarterly
Report
April 30, 1998